TILSON INVESTMENT TRUST

TILSON DIVIDEND FUND

SUPPLEMENT

Dated September 23, 2013

This Supplement updates the Statement of Additional Information (“SAI”), dated February 28, 2013 and supplemented on September 2, 2013, for the Tilson Dividend Fund (the “Fund”), a series of the Tilson Investment Trust (the “Trust”), to revise the information contained therein as described below.  For more information, please contact the Fund at 1-888-484-5766.

The following table replaces, in its entirety, the table in the section entitled “Management and Other Service Providers – Trustees and Officers” on pages 22-25 of the SAI:

Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr., 60	Trustee and Chairman	Since 3/2009 (Chairman since 09/2012)	President and CEO of NC Mutual Life Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	1
Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its three series, and Starboard Investment Trust for its twenty-three series (all registered investment companies); Member of Board of Directors of NC Mutual Life Insurance Company; Member of Board of Directors of M&F Bancorp; Member of Board of Directors of Investors Title Company; previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2010 (registered investment company).

Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jack E. Brinson, 81	Trustee	Since 12/2004	Retired since 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	1
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its three series, and Starboard Investment Trust for its twenty-three series (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, New Providence Investment Trust for its one series from 1999 to 2011, and Piedmont Investment Trust for its one series from 2005 to 2006 (all registered investment companies).

Thomas G. Douglass, 56	Trustee	Since 9/2013	Principal, Douglass and Douglass, Attorneys	1	None

Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
OTHER OFFICERS
Malcolm “Zeke” Ashton, 42	President (Principal Executive Officer)	Since 09/2013	Managing Partner, Centaur, since 2002.	n/a	n/a
Gennifer Ashton, 43	Treasurer (Principal Financial Officer)	Since 09/2013	Operations Manager, Centaur, since 2006.	n/a	n/a
Rick Schumacher, 49	Chief Compliance Officer	Since 09/2013	Consultant, Centaur, since September 2013; Consultant, T2 Partners Management LP, November 2011 to September 2013; Global Head of Product Management, Wall Street Systems, July 1991 to March 2012	n/a	n/a
Rhonda A. Mills, 47	Secretary	Since 03/2012	Vice President and Associate Counsel, ALPS, since 2011; Managing Member, Mills Law, LLC, 2010 to 2011; Counsel, Old Mutual Capital, Inc. 2006 to 2009	n/a	n/a
Alan Gattis, 33	Assistant Treasurer	Since 09/2013	Fund Controller, ALPS, since 2011; Audit Manager, Spicer Jeffries LLP, 2009 to 2011; Auditor, PricewaterhouseCoopers LLP, 2004 to 2009.	n/a	n/a

The following replaces, in its entirety, the section entitled “Management and Other Service Providers – Trustee Standing Committees” on page 26-27 of the SAI:

Trustee Standing Committees.  The Board of Trustees has established the following standing committees:

Audit Committee:  Mr. Speed, Mr. Brinson, and Mr. Douglass are the current members of the Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met twice during the Funds’ last fiscal year.

Nominating Committee:  Mr. Speed, Mr. Brinson, and Mr. Douglass are the current members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee.  The Nominating Committee meets only as necessary and did not meet during the Funds’ last fiscal year.  The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee:  Mr. Speed, Mr. Brinson, and Mr. Douglass are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Funds should vote, if called upon by the Board or the Advisors, when a matter with respect to which the Funds is entitled to vote presents a conflict between the interests of the Funds’ shareholders, on the one hand, and those of the Funds’ Advisors, principal underwriter, or an affiliated person of the Funds, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Funds should participate in a class action settlement, if called upon by the Advisors, in cases where a class action settlement with respect to which the Funds are eligible to participate presents a conflict between the interests of the Funds’ shareholders, on the one hand, and those of the Advisors, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Qualified Legal Compliance Committee:  Mr. Speed, Mr. Brinson, and Mr. Douglass are the current members of the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Governance Committee:  Mr. Speed, Mr. Brinson, and Mr. Douglass are the current members of the Governance Committee.  The Governance Committee assists the Board in adopting fund governance practices and reviewing the Trust’s fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter and meets periodically as necessary.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.